Borrowings - Schedule of Maturities Other Borrowings (Detail) - Other Borrowings [Member] $ in Thousands	Dec. 31, 2016 USD ($)
Debt Instrument [Line Items]
2017	$ 10,730
2018	534
2019	389
2020	279
2021 and beyond	453
Long term Debt, Total	$ 12,385
Weighted Average Interest Rate, 2017	3.44%
Weighted Average Interest Rate, 2018	1.16%
Weighted Average Interest Rate, 2019	1.16%
Weighted Average Interest Rate, 2020	1.16%
Weighted Average Interest Rate, 2021 and beyond	1.16%
Total	3.14%